China Opportunity Acquisition Corp.

to Merge with

Parent of Henan Green Complex Materials Co., Ltd ("Ge Rui")



General Information

The attached slide show was filed with the Securities and Exchange Commission (the "SEC") on January 6, 2009 as part of the Current Report on Form 8-K filed by China Opportunity Acquisition Corp. ("COAC") in connection with the proposed business combination between COAC and parent of Henan Green Complex Materials Co., Ltd ("Ge Rui").

EarlyBirdCapital, Inc. ("EarlyBird"), the managing underwriter of COAC's initial public offering (the "IPO") consummated in March 2007, is acting as COAC's investment banker in these efforts, for which it will receive a fee of $360,000. Additionally, the underwriters deferred $414,000 of the commissions owed to them in connection with the IPO until the closing of COAC's business combination and EarlyBird is also getting a finders fee up to $500,000. These fees will be payable to EarlyBird only if we successfully consummate our proposed business combination. COAC, its directors and executive officers and EarlyBird may be deemed to be participants in the solicitation of proxies for the special meeting of COAC stockholders to be held to approve the business combination.

STOCKHOLDERS OF COAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ COAC'S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH COAC'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION.

Such persons can also read COAC's final prospectus, dated March 20, 2007, and other SEC filings for a description of the security holdings of the COAC officers and directors and of EarlyBird and their respective interests in the successful consummation of this business combination. The definitive proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: China Opportunity Acquisition Corp., 300 Tice Blvd., Woodcliff Lake, New Jersey 07677. The registration statement containing the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

This document shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities described in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about COAC, Ge Rui and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of COAC's and Ge Rui's management, as applicable, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with U.S., foreign and other government regulations; changes in legislation or regulatory environments; requirements or changes adversely affecting the businesses in which Ge Rui is engaged; general economic conditions; geopolitical events; and regulatory changes, as well as other relevant risks detailed in COAC's filings with the SEC, including its Annual Report on Form 10-K.

The return on equity information on page 26 is not derived in accordance with GAAP and is included because COAC believes that this non-GAAP measure provides information that is useful to its stockholders. Neither COAC nor Ge Rui assumes any obligation to update the information contained in this presentation.

Investment Highlights

- One of the leading independent manufacturers of high precision cold-rolled specialty steel products in China
- Large growing market supported by economic growth in China
- Diversified end markets including food packaging, automobiles, telecommunications equipment, and electrical appliances
- High barriers to entry due to capital intensive nature of the high-end steel products industry
- Limited inventory which reduces exposure to commodity price fluctuations
- Impressive historical top line and bottom line growth
- Combination will allow an increase in capacity in an under-served market and expansion into other high margin products
- Attractive valuation

Company Snapshot

- One of the leading independent manufacturers of high precision cold-rolled specialty steel products in China
  - Converts hot-rolled steel manufactured by third parties into thin steel sheets and plates with extremely tight tolerances
  - Focused on high-end, value-added finished steel products
- Manufacturing facility located in Zhengzhou, Henan Province, China
  - Currently has six cold-rolled steel production lines and two acid pickling lines
  - Current annual production capacity is approximately 250,000 metric tons of steel
  - Constructing a new production facility, which will double capacity
- Established as an state-owned enterprise in 1995, privatized in 2000
- Over 200 customers, mostly all located in China
- History of strong growth :
  - 2005-2007: **Revenue CAGR: +49%** to $139.6 million, **Net income CAGR +74%** to $23.7 million
  - First nine months of 2008: **Revenues +47%** year over year to $156.9 million**, Net income +62%** year over year to $29.4 million

Transaction Overview

Transaction Overview

Merger Parties	China Opportunity Acquisition Corp. (OTCBB: CHNQ) and Golden Green Enterprises Limited (the BVI parent company of Ge Rui)
Ownership of Holders of Golden Green Enterprises	30 million shares valued at $171 million based on COAC share price of $5.70 on December 23, 2008 Up to 3.0 million shares, consisting of 1.0 million shares in each year contingent upon achieving targeted net income of $45.0 million, $60.0 million, and $80.0 million, in 2009, 2010, and 2011, respectively.
Approval	Approval by COAC shareholders (requires that less than 40% of public shareholders vote against transaction and elect conversion)

Transaction Overview

Management Team	Lu Mingwang will be CEO of the combined company
Board of Directors	Lu Mingwang will be Chairman • 5 nominated by Golden Green Enterprises • 2 nominated by COAC • Majority of board will be independent
Closing	Closing expected in March 2009
Listing	Expect to list on NASDAQ following completion of the transaction

Post-Closing Cap Table*

	Shares (millions)	% of common	% of fully diluted
Existing COAC Public Shares	6.9	18%	17%
Existing COAC Management Shares	1.5	4%	4%
Shares of BVICo	30.0	78%	74%
Total Common Shares Post-Closing	38.4	100%	95%
Warrant Dilution**	2.0		5%
Post-Closing Fully Diluted Share Count	**40.4**		**100%**

*Assumes no public shareholder redemptions

**Assumes common share price of $5.70 (as of December 23, 2008); Based on the treasury stock method for all outstanding China Opportunity warrants, consisting of: 13,800,000 public warrants and 2,266,667 COAC management warrants with an exercise price of $5.00 as well as an Underwriter's Unit Purchase Option to purchase 600,000 units (which has an exercise price of $6.60 and consists of 1 share and 2 warrants with the warrants exercisable at $5.00).

Valuation

Attractive Valuation

	2009	2010	2011
Net Income Targets for Contingent Shares(1)	$45,000,000	$60,000,000	$80,000,000
Fully Diluted Shares(2)	41,425,731	42,425,731	43,425,731
Fully Diluted Earnings Per Share (EPS)	$1.09	$1.41	$1.84
Growth Rate	*33.1%*	*30.2%*	*30.3%*
Forward P/E Ratio(3)	**5.25x**	**4.03x**	**3.09x**
PEG Ratio(4)	**0.16x**	**0.13x**	**0.10x**

(1) Net income targets for contingent shares are based on 90% of Ge Rui's projected net earnings in 2009, 2010 and 2011.
(2) Based on treasury stock method (assuming common share price on 12/23/08 of $5.70) and includes contingent shares issued.
(3) Based on a common share price on 12/23/08 of $5.70
(4) Based on one year forward fully diluted EPS growth rate.

Business Overview

A Highly Specialized Process

- Cold rolling process increases the hardness, flexibility and strength of steel, while reducing its thickness
  - Capital-intensive process that requires investment in rolling mills and precision cutting equipment
  - Manufacturers required to meet the precise specifications of end market customers
- Used in a variety of end markets: food packaging, automobiles, telecommunications equipment, electrical appliances





Significant Competitive Advantages

- One of a very few independent Chinese high precision steel milling companies capable of slicing cold-rolled steel to a minimum thickness of .09mm with a tolerance of .003mm
- Expertise in medium-width high precision cold-rolled steel, including carbon steel, low alloy steel, stainless steel strips, and composite metal strips
- State of the art, highly customized equipment serves as a barrier to entry
- Ability to offer lower prices than international competitors due to lower shipping costs, faster delivery time, lower labor costs, & knowledge of the domestic market
- Focus on quality allows Company to command prices that are 3-5% higher than other Chinese vendors

State of the Art Manufacturing Facilities

- Located in Zhengzhou, Henan Province, China
  - 6 cold-rolled steel production lines
  - 2 acid pickling lines
- Utilizes modern, automated production technology
- Annual production capacity is approximately 250,000 metric tons
- Currently constructing a new production facility to produce coated steel products
  - New facility will increase total capacity to 500,000 metric tons



Close Proximity to Major Customers

- Ge Rui's products are sold primarily to Coastal areas of China



Ge Rui



Anshan
Ji'an
Dandong
Beijing
Tianjin
Tientsin
Dalian
Seoul
SOUTH KOREA
Zibo
Gwangju
Jinan
Qingdao
Jeju
Zhengzhou
Luoyang
East China Sea
Nanjing
Hefei
Shanghai
Hangzhou
Wuhan
Ningbo
Nanchang

Major customers are located in Shanghai, Zhejiang, Jiangsu, Shandong, Guangdong, Hebei, Tianjin, Guangxi, Fujian and Liaoning

Diverse End Markets & Customer Base

- Over 200 customers, mostly all located in China
- Main customers are manufacturers serving a broad range of end markets
- PRC government has recently added $580 billion to the economy to stimulate domestic consumption

Revenue Breakdown By End Market*


10%
40%
20%
30%
Food & Packaging
Telecom
Decoration Materials
Electric Appliance

*Based on 2007 revenues

Growth Strategy

- Merger will provide up to $110 million[1] in capital to:
  - Increase annual output of steel products from 250,000 to 500,000 tons by the end of 2009
  - Increase market share of cold-rolled steel products from 9.35% in 2007
  - Build additional facilities on 50 acres of land recently acquired
  - Add new products and improve profit margin by introducing higher value-added products such as zinc coated or galvanizing products
  - Develop export market
  - Consider acquisitions on an opportunistic basis

[1]This includes proceeds of warrant exercise.

Industry Overview

Cold-Rolled Steel Market Overview

*Steel products can be categorized as low-end (long products such as pipes, tubes, wires and rods) and high-end (flat products such as hot-rolled steel or **cold-rolled steel sheets**)*

Total Domestic Consumption of Cold-Rolled Plates — **30 million metric tons**

Narrow Plates
Width: below 1,000 mm
Thinness: up to 1.5 mm
— **6.2 million metric tons**

Ultra-thin Steel Products
Thinness: below 0.3 mm
— **2.0 million metric tons**

Ge Rui accounts for 9.35% of this market (produced 187,000 metric tons in 2007)

Based on China Steel Industry Statistical Book, 2007 version.

Robust Demand for Cold-Rolled Steel, But Limited Domestic Supply

- Continued strong demand supported by China's booming economy
  - High growth export market serving a broad range of end markets
  - Need for high precision steel products to meet domestic demand for automobile parts and components, microelectronics, packing and containers
- Limited domestic supply, as manufacturers lack equipment and expertise to produce high-end specialty cold rolled steel products
- Increasing demand for high precision steel products + limited domestic production forces Chinese manufacturers to import millions of tons of high precision cold-rolled steel

Ge Rui Well Positioned to Meet Domestic Demand

Advantages Compared to Steel Manufacturers

- High precision steel milling companies, like Ge Rui, have several advantages compared to their steel suppliers:
  - Less affected by periodic shortages of raw materials
    - Steel manufacturers use iron ore, coking coal and various alloys to manufacture a variety of steel products at extremely high temperatures
  - Offer premium products that only a few manufacturers can produce, allowing them to:
    - Better withstand the effects of the worldwide decline in steel prices
    - Generate higher profit margins
  - Safer, more environmentally friendly manufacturing process (no use of furnaces to make steel from iron ore and coking coal, etc.)
    - Emits less pollution
    - Uses less energy
    - Fewer accidents

Financial Summary

Strong Track Record of Growth

- Strong historical growth due to success in expanding production lines, increasing market share & strong end-market demand
- High value add products = higher margins than steel manufacturers
- Limited exposure to commodity price fluctuations
  - Selling price is based on the cost of raw material at the time of order, allowing Ge Rui to pass incremental costs to its customers


Revenue
Historical
CAGR: +49%
$140
$120
$100
$80
$60
$40
$20
$0
$ in millions
2005
2006
2007


Net Income
Historical
CAGR: +74%
$25
$20
$15
$10
$5
$0
$ in millions
2005
2006
2007

Recent and Projected Financial Results

First Nine Months 2008 Highlights:

- Revenue increased 47% year over year to $156.9 million
- Net income grew 62% year over year to $29.4 million

First Nine Months Results


$ in millions
$200
$150
$100
$50
$0
$106.5
$18.2
$156.9 (+47%)
$29.4 (+62%)
9 mos 2007
9 mos 2008
Revenue
Net Income

Net income targets for contingent shares imply a 2-year CAGR of 33% from 2009 to 2011*

*Net income targets for contingent shares are based on 90% of Ge Rui's projected net earnings in 2009, 2010 and 2011.

Summary Balance Sheet

In Millions of US$	December 31, 2007	September 30, 2008
	(Audited)	(Unaudited)
Cash	19.4	25.1
Current Assets other than Cash	55.2	83.9
Non-current Assets	17.2	18.1
Total Assets	91.8	127.2
Short-term Borrowings	37.8	56.9
Current Liabilities other than Short-term Borrowings	22.3	49.6
Non-Current Liabilities	-	-
Total Liabilities	60.1	106.6
Total Shareholders' Equity	31.5	20.6
Total Liabilities and Shareholders' Equity	91.8	127.2
Return on Equity (unaudited)	*106%*	*143%*

Ge Rui Senior Management Team

- CEO–Lu Mingwang
  - CEO of Ge Rui since 2000
  - Senior Economist and Engineer
  - Management position at Zhengzhou No. 2 Steel Plant (government-owned predecessor of Ge Rui) from 1995 to 2000
  - Steel industry since 1985, management, marketing and cold-rolled steel manufacturing
- Financial Officer – Qu Liyong
  - Director of the finance ministry from December 2000 to December 2007
  - Accountant in Ge Rui's finance ministry from July 1995 to December 2000
- General Manager–Lu Yi
  - General manager of Ge Rui since July 2003
  - Over the past 5 years at Ge Rui, he has helped develop 5 series as well as over 20 types of high precision steel products





China Opportunity Acquisition Corp. (“COAC”) Overview

- Special Purpose Acquisition Company trading on the OTCBB under the ticker symbols:
  - Common stock: CHNQ
  - Units: CHNQU
  - Warrants: CHNQW
- Raised $41.4 million via IPO in March 2007
  - $6.00 unit structure – 1 share of common stock and 2 warrants
  - Simultaneously consummated the private sale of 2,266,667 warrants to certain initial stockholders and affiliates for an aggregate purchase price of $1,360,000
- As of September 30, 2008, approximately $41.2 million, or $5.97 per share, was held in the trust account
- Filed preliminary proxy statement on November 12, 2008 announcing the transaction with Ge Rui
  - Filed amended preliminary proxy statement on December 24, 2008